PAYDEN FUNDS
Payden California Municipal Income Fund
Supplement dated April 27, 2010 to Prospectus dated February 26, 2010
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
1. On the top of page 26 of the Prospectus dated February 26, 2010, the risk disclosure for the Payden California Municipal Income Fund that is set forth in the first bullet point is incomplete due to an editing error. As a result, the first bullet point on the top of page 26 is deleted in its entirety and the following is substituted in its place:
Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. California Municipal Securities may be adversely affected by political and economic conditions and developments within California and the nation as a whole. California continues to experience significant financial stress primarily from ongoing weakness in the state economy, high unemployment and a contracted credit environment. While the consensus among economists is that the negative economic outlook for California appears to be moderating, California’s budgetary and fiscal condition remain in a fragile state and economists emphasize that uncertain revenue estimates and market volatility make any projection highly uncertain. As of April 26, 2010, California’s general obligation bonds were rated A1 by Moody’s, A- by Standard & Poor’s, and A- by Fitch Ratings. Though bonds issued by California remain “investment grade” according to each ratings agency, California currently has the lowest credit rating of any state, and the agencies continue to monitor California’s budget outlook closely to determine whether to alter the ratings.
2. On page 53 of the Prospectus dated February 26, 2010, in the second bullet point under the discussion of “Principal Investment Risks” for the Payden California Municipal Income Fund, the sentence beginning “As of February 19, 2010....” is deleted in its entirety. It is replaced by the following sentence: “As of April 26, 2010, California’s general obligation bonds were rated A1 by Moody’s, A- by Standard & Poor’s, and A- by Fitch Ratings.”